Exhibit 99.1
Segment Results
The tables below present reportable segment results, net of intersegment eliminations, as recast (unaudited, in millions):

Americas

	2012					2011	2010
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Company-operated stores	2,356.2	2,170.2	2,256.6	2,294.2	9,077.0	8,365.5	7,865.8
Licensed stores	216.4	198.9	208.3	202.2	825.8	676.7	598.3
CPG, foodservice and other	6.0	5.6	6.3	15.3	33.2	22.8	24.4
Total net revenues	2,578.6	2,374.7	2,471.2	2,511.7	9,936.0	9,065.0	8,488.5
Cost of sales including occupancy costs	1,006.7	941.6	965.1	972.0	3,885.5	3,512.7	3,258.5
Store operating expenses	874.8	837.4	858.1	857.6	3,427.8	3,184.2	3,083.3
Other operating expenses	20.5	18.7	20.2	24.4	83.8	75.8	63.1
Depreciation and amortization expenses	97.1	97.2	97.2	100.9	392.4	391.4	394.2
General and administrative expenses	30.6	32.4	31.9	33.2	128.2	127.3	132.4
Restructuring charges	—	—	—	—	—	—	28.4
Total operating expenses	2,029.7	1,927.3	1,972.5	1,988.1	7,917.7	7,291.4	6,959.9
Gain on sale of properties	—	—	—	—	—	—	—
Income from equity investees	—	2.1	—	—	2.1	1.6	0.9
Operating income	548.9	449.5	498.7	523.6	2,020.4	1,775.2	1,529.5

EMEA

	2012					2011	2010
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Company-operated stores	264.3	233.5	237.1	233.2	968.3	905.5	844.9
Licensed stores	31.2	31.1	36.8	40.4	139.5	112.2	81.7
CPG, foodservice and other	7.5	7.8	8.1	10.1	33.5	29.1	26.8
Total net revenues	303.0	272.4	282.0	283.7	1,141.3	1,046.8	953.4
Cost of sales including occupancy costs	150.4	143.9	149.8	153.2	597.3	530.3	471.8
Store operating expenses	93.8	91.9	88.2	97.1	371.1	327.3	324.5
Other operating expenses	8.6	8.9	8.4	7.6	33.6	36.5	36.1
Depreciation and amortization expenses	14.2	14.3	14.4	14.2	57.1	53.4	50.6
General and administrative expenses	17.4	20.4	19.6	18.3	75.7	66.4	60.9
Restructuring charges	—	—	—	—	—	—	24.5
Total operating expenses	284.4	279.4	280.4	290.4	1,134.8	1,013.9	968.4
Gain on sale of properties	—	—	—	—	—	—	—
Income from equity investees	0.3	—	—	—	0.3	6.0	6.8
Operating income/(loss)	18.9	(7.0)	1.6	(6.7)	6.8	38.9	(8.2)

China and Asia Pacific

	2012					2011	2010
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Company-operated stores	111.3	117.5	121.9	138.5	489.2	361.4	252.8
Licensed stores	55.6	57.1	59.9	59.5	232.2	190.9	154.5
CPG, foodservice and other	—	—	—	—	—	—	—
Total net revenues	166.9	174.6	181.8	198.0	721.4	552.3	407.3
Cost of sales including occupancy costs	84.5	86.8	91.5	100.1	362.8	282.0	213.4
Store operating expenses	27.1	27.2	29.7	35.2	119.2	83.4	64.1
Other operating expenses	11.4	9.7	11.3	14.6	47.0	35.7	30.0
Depreciation and amortization expenses	5.0	5.6	5.8	6.7	23.2	18.1	15.8
General and administrative expenses	9.2	10.0	12.3	7.6	39.0	34.7	31.0
Restructuring charges	—	—	—	—	—	—	0.1
Total operating expenses	137.2	139.3	150.6	164.2	591.2	453.9	354.4
Gain on sale of properties	—	—	—	—	—	—	—
Income from equity investees	27.6	32.9	30.1	31.8	122.4	92.9	73.1
Operating income	57.3	68.2	61.3	65.6	252.6	191.3	126.0

Channel Development

	2012					2011	2010
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
CPG	247.1	237.4	232.6	235.0	952.1	553.2	425.6
Foodservice	88.7	84.1	83.8	83.5	340.1	307.3	281.8
Total net revenues	335.8	321.5	316.4	318.5	1,292.2	860.5	707.4
Cost of sales	220.6	204.7	201.1	201.2	827.6	487.5	383.2
Other operating expenses	50.1	49.3	47.8	43.8	191.1	151.8	115.6
Depreciation and amortization expenses	0.4	0.3	0.3	0.3	1.3	2.4	3.7
General and administrative expenses	3.8	4.9	4.2	4.1	17.0	10.9	6.8
Restructuring charges	—	—	—	—	—	—	—
Total operating expenses	274.9	259.2	253.4	249.4	1,037.0	652.6	509.3
Gain on sale of properties	—	—	—	—	—	—	—
Income from equity investees	17.0	17.2	21.2	29.8	85.2	75.6	70.6
Operating income	77.9	79.5	84.2	98.9	340.4	283.5	268.7

Other

	2012					2011	2010
	Q1	Q2	Q3	Q4	Full Year	Full Year	Full Year
Net revenues:
Licensed stores	3.4	3.2	3.2	3.2	12.8	27.7	40.7
CPG, foodservice and other	48.2	49.5	49.0	49.1	195.8	148.1	110.1
Total net revenues	51.6	52.7	52.2	52.3	208.6	175.8	150.8
Cost of sales	33.9	34.9	38.6	32.7	140.1	103.0	89.6
Other operating expenses	16.1	18.7	18.2	21.5	74.4	93.0	34.9
Depreciation and amortization expenses	18.1	19.7	19.0	19.6	76.3	58.0	46.1
General and administrative expenses	130.5	139.2	131.0	140.6	541.3	510.0	473.5
Restructuring charges	—	—	—	—	—	—	—
Total operating expenses	198.6	212.5	206.8	214.4	832.1	764.0	644.1
Gain on sale of properties	—	—	—	—	—	30.2	—
Income from equity investees	—	—	0.4	0.3	0.7	(2.4)	(3.3)
Operating loss	(147.0)	(159.8)	(154.2)	(161.8)	(622.8)	(560.4)	(496.6)